Exhibit 10.2

                             EARNEST MONEY CONTRACT
                                  ("AGREEMENT")


         THIS EARNEST MONEY CONTRACT IS MADE AND ENTERED INTO AS OF THE 24TH DAY OF DECEMBER, 1996, BETWEEN LARRY A. HOLMBERG, A SINGLE INDIVIDUAL ("SELLER") AND RICK'S CABARET INTERNATIONAL, INC., A TEXAS CORPORATION, WHOSE INTEREST IS TO BE ASSIGNED TO A CORPORATION TO BE FORMED (BOTH HEREINAFTER REFERRED TO AS "PURCHASER").

IN CONSIDERATION OF THE COVENANTS AND AGREEMENTS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. PROPERTY TO BE PURCHASED. SUBJECT TO COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT, SELLER SHALL SELL TO PURCHASER AND PURCHASER SHALL PURCHASE FROM SELLER THE FOLLOWING (COLLECTIVELY THE "PROPERTY"):

         A. THE REAL PROPERTY LOCATED AT 300 SOUTH THIRD STREET, CITY OF MINNEAPOLIS, COUNTY OF HENNEPIN, STATE OF MINNESOTA, LEGALLY DESCRIBED IN EXHIBIT A ATTACHED HERETO SUBJECT TO FURTHER VERIFICATION BY SURVEY AND TITLE COMPANY, TOGETHER WITH ALL EASEMENTS, TENEMENTS, HEREDITAMENTS, AND APPURTENANCES BELONGING THERETO (THE "REAL PROPERTY") AND ALL BUILDINGS, STRUCTURES AND OTHER IMPROVEMENTS ERECTED OR PLACED ON SAID REAL PROPERTY (THE "IMPROVEMENTS");

         B. ALL SUPPLIES, TOOLS, MACHINERY, EQUIPMENT, AND OTHER ITEMS OF PERSONAL PROPERTY LOCATED IN THE IMPROVEMENTS OR USED OR USEFUL IN CONNECTION WITH THE MAINTENANCE, MANAGEMENT OR OPERATION OF SAID REAL PROPERTY OR THE IMPROVEMENTS (THE "PERSONAL PROPERTY");

         C.       ALL LEASES AND TENANCIES PERTAINING TO THE FOREGOING;

         D.       ALL  PERMITS,  LICENSES,   WARRANTIES,   CONTRACT  RIGHTS  AND
                  INTANGIBLES TO BE ASSIGNED TO PURCHASER.

2. PURCHASE PRICE. THE PURCHASE PRICE FOR THE PROPERTY ("PURCHASE PRICE") SHALL BE THE SUM OF SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00) PAYABLE AS FOLLOWS:

         A. SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00) AS EARNEST MONEY (THE "EARNEST MONEY") WHICH SHALL BE DEPOSITED BY PURCHASER WITH FIRST AMERICAN TITLE INSURANCE COMPANY, 1150 METROPOLITAN CENTRE, 333 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA 55402 ("ESCROW AGENT") CONTEMPORANEOUSLY WITH PURCHASER DELIVERING THIS OFFER TO PURCHASE TO SELLER. THE EARNEST MONEY SHALL BE PLACED AND HELD BY ESCROW AGENT IN ITS COMMERCIAL INTEREST BEARING ACCOUNT IN ACCORDANCE WITH AN ESCROW AGREEMENT IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT B ("ESCROW AGREEMENT"). ANY AND ALL INTEREST ACCRUING ON THE EARNEST MONEY SHALL BE PAID TO PURCHASER AND SHALL ACCRUE SOLELY FOR PURCHASER'S BENEFIT;

         B. ONE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($190,000.00) IN CASH AT CLOSING; AND

         C. FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) BY PURCHASER EXECUTING A PROMISSORY NOTE IN THE FORM ATTACHED AS EXHIBIT C, SECURED BY A COMBINATION

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                  MORTGAGE,  SECURITY AGREEMENT AND FIXTURE FINANCING  STATEMENT
                  IN THE FORM ATTACHED AS EXHIBIT D AND UCC-2 FINANCING STATEMENT IN THE FORM ATTACHED AS EXHIBIT E. THE PROMISSORY NOTE SHALL BE GUARANTEED BY RICK'S CABARET INTERNATIONAL, INC. IN THE FORM ATTACHED HERETO AS EXHIBIT F.

3. TITLE TO BE DELIVERED. SELLER AGREES TO CONVEY MARKETABLE FEE SIMPLE TITLE IN THE PROPERTY TO PURCHASER SUBJECT ONLY TO SUCH EXCEPTIONS TO TITLE AS PURCHASER APPROVES IN WRITING.

         A. AS SOON HEREAFTER AS PURCHASER ELECTS AT SELLER'S SOLE COST AND EXPENSE, BUYER SHALL:

                  I. CAUSE TO BE ISSUED AND DELIVERED TO PURCHASER A COMMITMENT FOR AN ALTA FORM B EXTENDED COVERAGE OWNER'S TITLE INSURANCE POLICY (THE "COMMITMENT") ISSUED BY FIRST AMERICAN TITLE INSURANCE COMPANY, MINNEAPOLIS, MINNESOTA (THE "TITLE COMPANY") WHEREIN SAID TITLE COMPANY AGREES TO ISSUE TO PURCHASER UPON THE RECORDING OF THE DEED AND OTHER CONVEYANCE DOCUMENTS REFERRED TO HEREIN AN ALTA FORM B OWNER'S TITLE INSURANCE POLICY (THE "TITLE POLICY") IN THE FULL AMOUNT OF THE PURCHASE PRICE WITH A ZONING ENDORSEMENT AND SO-CALLED OWNER'S EXTENDED COVERAGE ENDORSEMENT. THE COMMITMENT WILL BE ACCOMPANIED BY COPIES OF ALL RECORDED DOCUMENTS AFFECTING THE PROPERTY;

                  II. CAUSE TO BE DELIVERED TO PURCHASER AT SELLER'S SOLE COST AND EXPENSE A CURRENT "AS BUILT" SURVEY (THE "SURVEY") OF THE PROPERTY PREPARED BY A DULY LICENSED LAND SURVEYOR IN THE STATE OF MINNESOTA APPROVED BY PURCHASER. THE SURVEY SHALL BE PREPARED IN ACCORDANCE WITH THE MINIMUM STANDARD DETAIL REQUIREMENTS ESTABLISHED FOR ALTA/ACSM LAND TITLE SURVEYS, SHALL DELINEATE THE BOUNDARY LINES OF THE REAL PROPERTY AND THE LOCATION OF THE IMPROVEMENTS THEREON, TOGETHER WITH SETBACKS, PHYSICAL ENCROACHMENTS FROM OR ON THE REAL PROPERTY, EASEMENTS AND RIGHTS OF WAY, AND ALL OTHER MATTERS AFFECTING THE REAL PROPERTY. THE SURVEY SHALL BE CERTIFIED TO PURCHASER, THE TITLE COMPANY AND, IF APPLICABLE, PURCHASER'S LENDER, AND SHALL BE SUFFICIENT TO CAUSE THE TITLE COMPANY TO DELETE ANY EXCEPTION FOR SURVEY MATTERS FROM THE TITLE POLICY; AND

                  III. NOTWITHSTANDING THE ABOVE, PURCHASER SHALL PAY THE INITIAL COST OF THE TITLE COMMITMENT AND "AS BUILT" SURVEY, SELLER SHALL REIMBURSE PURCHASER FOR SUCH COST AT CLOSING, OR IF SELLER DEFAULTS ON THE PERFORMANCE OF THIS AGREEMENT OR ON THE PERFORMANCE OF THAT CERTAIN ASSET PURCHASE AGREEMENT DATED THE ______ DAY OF DECEMBER, 1996, ENTERED INTO BETWEEN AMUSEMENT CENTER, INC., A MINNESOTA CORPORATION AND BUNS & ROSES II, INC., A MINNESOTA CORPORATION (COLLECTIVELY REFERRED TO THEREIN AS "SELLER"), LARRY HOLMBERG, AN INDIVIDUAL AND THE SOLE SHAREHOLDER OF AMUSEMENT CENTER, INC., AND RICK'S CABARET INTERNATIONAL, INC., A TEXAS CORPORATION OR A CORPORATION TO BE FORMED AS BUYER (HEREINAFTER REFERRED TO AS "ASSET PURCHASE AGREEMENT"). IF PURCHASER DEFAULTS ON THIS AGREEMENT, SELLER SHALL NOT BE REQUIRED TO REIMBURSE PURCHASER FOR THE COST OF THE TITLE COMMITMENT AND "AS BUILT" SURVEY.

         B. PURCHASER SHALL HAVE TWENTY (20) DAYS AFTER RECEIPT OF THE TITLE COMMITMENT AND SURVEY TO RENDER OBJECTIONS TO TITLE IN WRITING TO SELLER AND SELLER SHALL HAVE TWENTY (20) DAYS FROM THE DATE IT RECEIVES SUCH OBJECTIONS TO HAVE THE SAME REMOVED OR SATISFIED. IF SELLER SHALL FAIL TO HAVE SUCH OBJECTIONS REMOVED WITHIN THAT TIME, PURCHASER MAY, AT ITS SOLE DISCRETION, EITHER (A) TERMINATE THIS AGREEMENT WITHOUT ANY LIABILITY ON ITS PART AND RECEIVE A REFUND OF THE EARNEST MONEY (TOGETHER WITH ACCRUED INTEREST), OR (B) IF THE

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                  OBJECTIONS   ARE  SUCH  THAT  THEY  MAY  BE   REMOVED  BY  THE
                  EXPENDITURES OF SUMS OF MONEY, TAKE TITLE TO THE PROPERTY, DISCHARGE SUCH OBJECTIONS, AND RECEIVE A CREDIT AGAINST THE PURCHASE PRICE FOR THE SUMS SO EXPENDED, OR (C) IF THE
                  OBJECTIONS   ARE  SUCH  THAT  THEY  MAY  NOT  BE   REMOVED  BY
                  EXPENDITURES OF SUMS OF MONEY, TAKE TITLE SUBJECT TO SUCH OBJECTIONS. SELLER AGREES TO USE ITS BEST EFFORTS TO PROMPTLY SATISFY ANY SUCH OBJECTIONS.

4. DELIVERY OF DOCUMENTS UPON EXECUTION. IF IN SELLER'S POSSESSION OR SELLER CAN REASONABLY ACQUIRE, SELLER SHALL DELIVER TO PURCHASER WITHIN SIXTY (60) DAYS OF FULL EXECUTION AND DELIVERY OF THIS AGREEMENT, ALL OF THE FOLLOWING (THE "PROPERTY DATA"):

         A.       A COPY OF SELLER'S LATEST TITLE  INSURANCE  POLICY ON THE REAL
                  PROPERTY;

         B. COPIES OF ANY "AS-BUILT" SURVEYS AND TOPOGRAPHICAL SURVEYS OF THE PROPERTY IN SELLER'S POSSESSION;

         C. COPIES OF ANY AND ALL PLANS AND SPECIFICATIONS FOR THE PROPERTY IN SELLER'S POSSESSION;

         D. COPIES OF ANY TERMITE INSPECTION REPORTS, TERMITE REPAIR BONDS OR ANY OTHER TERMITE BOND FOR THE PROPERTY IN SELLER'S POSSESSION;

         E.       COPIES  OF ANY SOIL TEST  BORINGS,  STRUCTURAL  OR  MECHANICAL
                  ENGINEERING REPORTS, ENVIRONMENTAL STUDIES OR ANY OTHER DOCUMENTATION PERTAINING TO THE PHYSICAL CONDITION OF THE REAL PROPERTY OR THE IMPROVEMENTS IN SELLER'S POSSESSION;

         F.       COPIES OF ANY  UNPAID  AND THE MOST  RECENT  REAL  ESTATE  AND
                  PERSONAL   PROPERTY   TAX  BILLS  FOR  THE  PROPERTY  AND  ANY
                  SUBSEQUENT NOTICES OF REASSESSMENT;

         G. A LIST OF ALL UTILITY ACCOUNT NUMBERS AND THEIR RESPECTIVE ADDRESSES FOR ALL UTILITIES SERVING THE PROPERTY, AND COPIES OF ALL BILLS FOR EACH ACCOUNT FOR THE PAST 12 MONTHS, TOGETHER WITH FORM LETTERS PROVIDED BY PURCHASER TO BE SIGNED BY SELLER ADDRESSED TO ALL UTILITY PROVIDERS AUTHORIZING PURCHASER AND ITS AGENTS TO MAKE THE INQUIRIES REFERRED TO IN SECTION 5 HEREOF;

         H. A LIST OF ALL PROPERTY EMPLOYEES, THEIR JOB TITLES AND DESCRIPTIONS, THEIR PRESENT SALARIES OR WAGES, BENEFITS AND TERM OF THEIR EMPLOYMENT;

         I. COPIES OF ALL OPERATING AND MAINTENANCE AGREEMENTS AND SERVICE CONTRACTS, WHICH EXCEED ONE MONTH IN LENGTH, INCLUDING ANY TELEPHONE DIRECTORY ADVERTISEMENT CONTRACT, AND CABLE TELEVISION AGREEMENTS OR EASEMENTS IN EFFECT AT THE PROPERTY;

         J. A LIST OF ALL TANGIBLE PERSONAL PROPERTY TO BE TRANSFERRED IN THIS TRANSACTION;

         K. COPIES OF ALL PROMISSORY NOTES, MORTGAGES, DEEDS OF TRUST, CONTRACTS FOR DEED, ASSIGNMENTS OF RENTS AND OTHER DOCUMENTS EVIDENCING THE EXISTING FINANCING;

         L.       COPIES OF ANY INSURANCE POLICIES COVERING THE PROPERTY;

         M. ANY OTHER INFORMATION RELATING TO THE PROPERTY REASONABLY REQUESTED BY PURCHASER.

5. INSPECTIONS. PURCHASER, ITS COUNSEL, ACCOUNTANTS, AGENTS AND OTHER REPRESENTATIVES, SHALL HAVE FULL AND CONTINUING ACCESS TO THE PROPERTY AND ALL PARTS THEREOF, AS WELL AS TO ALL ITEMS REFERRED TO

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         IN  SECTION  4 AND ALL OTHER  PAPERS  AND  DOCUMENTS  OF SELLER AS THEY
         RELATE TO THE TITLE, PHYSICAL CONDITION, DEVELOPMENT AND OPERATION OF THE PROPERTY. PURCHASER AND ITS AGENTS AND REPRESENTATIVES SHALL ALSO HAVE THE RIGHT TO ENTER UPON THE PROPERTY DURING REASONABLE BUSINESS
         HOURS  AFTER  THE  EXECUTION  AND  DELIVERY   HEREOF  FOR  ANY  PURPOSE
         WHATSOEVER, INCLUDING INSPECTING, SURVEYING, ENGINEERING, TEST BORING, PERFORMANCE OF ENVIRONMENTAL TESTS AND SUCH OTHER WORK AS PURCHASER SHALL CONSIDER APPROPRIATE AND SHALL HAVE THE FURTHER RIGHT TO MAKE SUCH INQUIRIES OF HOLDERS OF EXISTING FINANCING, GOVERNMENTAL AGENCIES AND UTILITY COMPANIES, ETC., AND TO MAKE SUCH FEASIBILITY STUDIES AND ANALYSES AS IT CONSIDERS APPROPRIATE (COLLECTIVELY THE "INSPECTIONS"). PURCHASER SHALL INDEMNIFY AND HOLD SELLER, ITS AGENTS OR AFFILIATES, HARMLESS FROM ANY AND ALL LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS' FEES) INCURRED BY SELLER DUE TO THE DEATH OR INJURY OF ANY PERSON AND DAMAGE TO ANY PROPERTY CAUSED BY OR ARISING OUT OF ANY INSPECTION OF THE PROPERTY PURSUANT TO THIS PARAGRAPH.

6. RISK OF LOSS. UNTIL THE CLOSING DATE, SELLER SHALL HAVE THE FULL RESPONSIBILITY AND THE ENTIRE ------------ LIABILITY FOR ANY AND ALL DAMAGES OR INJURY OF ANY KIND WHATSOEVER TO THE REAL PROPERTY, THE IMPROVEMENTS THEREON, ANY AND ALL PERSONS, WHETHER EMPLOYEES OR OTHERWISE, AND ALL PROPERTY FROM AND CONNECTED TO THE PROPERTY. IF, PRIOR TO THE CLOSING, THE PROPERTY IS DAMAGED OR THE IMPROVEMENTS ARE DESTROYED OR THE REAL PROPERTY SHALL BE THE SUBJECT OF AN ACTION IN EMINENT DOMAIN OR A PROPOSED TAKING BY A GOVERNMENTAL AUTHORITY, WHETHER TEMPORARY OR PERMANENT, SELLER SHALL IMMEDIATELY NOTIFY PURCHASER OF SUCH DAMAGE, DESTRUCTION OR PROPOSED TAKING, AND PURCHASER, AT ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT UPON NOTICE TO SELLER WITHOUT LIABILITY ON ITS PART BY SO NOTIFYING SELLER AND THE EARNEST MONEY AND ALL OTHER SUMS HERETOFORE PAID BY PURCHASER (WITH ACCRUED INTEREST) SHALL BE REFUNDED TO PURCHASER. IF THE REAL PROPERTY OR IMPROVEMENTS ARE DAMAGED BUT PURCHASER DOES NOT EXERCISE ITS RIGHT OF TERMINATION, SELLER SHALL PROCEED FORTHWITH TO REPAIR THE DAMAGE TO THE REAL PROPERTY AND IMPROVEMENTS AND ANY AND ALL PROCEEDS ARISING OUT OF SUCH DAMAGE OR DESTRUCTION, IF THE SAME BE INSURED, OR OUT OF ANY SUCH EMINENT DOMAIN TAKING, SHALL BE HELD IN TRUST BY SELLER FOR THE BENEFIT OF SUCH REPAIR AND PAID OVER TO THE PARTIES PERFORMING SUCH REPAIRS, IF SUCH REPAIRS ARE COMPLETED PRIOR TO THE CLOSING DATE, OR PAID TO PURCHASER ON THE CLOSING DATE IF THE REPAIRS ARE NOT COMPLETED AS OF SUCH DATE. IN NO EVENT SHALL THE PURCHASE PRICE BE INCREASED BY THE AMOUNT OF ANY SUCH PROCEEDS. SELLER AGREES TO KEEP THE PROPERTY CONTINUALLY INSURED DURING THE TERM OF THIS AGREEMENT UNDER A POLICY OF FIRE AND EXTENDED COVERAGE INSURANCE WITH AN ACTUAL REPLACEMENT COST ENDORSEMENT.

7. OPERATION OF PROPERTY PRIOR TO CLOSING. UNTIL THE CLOSING DATE, SELLER SHALL HAVE THE FULL RESPONSIBILITY FOR THE CONTINUED OPERATION OF THE PROPERTY. PRIOR TO THE CLOSING DATE:

         A.       SELLER   SHALL  NOT  CAUSE  ANY  NEW   LIENS,   CONTRACTS   OR
                  ENCUMBRANCES TO BE CREATED BY SELLER AGAINST THE PROPERTY;

         B. SELLER SHALL CONTINUE TO COMPLY WITH ALL OF THE LANDLORD'S DUTIES AND OBLIGATIONS AS SET FORTH IN THE TENANT LEASE;

         C. SELLER SHALL CONTINUE TO OPERATE, REPAIR, AND MAINTAIN THE PROPERTY IN THE SAME MANNER AS IT HAS PRIOR TO THE DATE OF THIS AGREEMENT.

8. REPRESENTATIONS AND WARRANTIES OF SELLER. IN ORDER TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT AND PURCHASE THE PROPERTY, SELLER HEREBY REPRESENTS AND WARRANTS TO PURCHASER AS FOLLOWS:

         A. NO ACTION IN CONDEMNATION, EMINENT DOMAIN OR PUBLIC TAKING PROCEEDINGS ARE NOW PENDING OR CONTEMPLATED AGAINST THE REAL PROPERTY;

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         B.       NO ORDINANCE  OR HEARING IS NOW BEFORE ANY LOCAL  GOVERNMENTAL
                  BODY WHICH EITHER CONTEMPLATES OR AUTHORIZES ANY PUBLIC IMPROVEMENTS OR SPECIAL TAX LEVIES, THE COST OF WHICH MAY BE ASSESSED AGAINST THE REAL PROPERTY. THERE ARE NO SPECIAL ASSESSMENTS CURRENTLY A LIEN AGAINST OR ENCUMBERING THE REAL PROPERTY;

         C. SELLER HAS OR WILL HAVE AS OF THE DATE OF CLOSING GOOD AND MARKETABLE FEE SIMPLE TITLE INTEREST TO THE REAL PROPERTY;

         D. TO THE BEST OF SELLER'S KNOWLEDGE, THE REAL PROPERTY AND THE IMPROVEMENTS ARE IN FULL COMPLIANCE WITH ALL ZONING AND BUILDING LAWS, INCLUDING, BUT NOT LIMITED TO, THE AMERICANS WITH DISABILITIES ACT OF 1990 AND ALL RULES AND REGULATIONS RELATING THERETO, AND THERE ARE NO NOTICES, ORDERS, SUITS, JUDGMENTS OR OTHER PROCEEDINGS RELATING TO FIRE, BUILDING, ZONING, AIR POLLUTION OR HEALTH VIOLATIONS THAT HAVE NOT BEEN CORRECTED. NO FIRE INSURANCE UNDERWRITER OR GOVERNMENTAL AUTHORITY HAS REQUESTED ANY ALTERATIONS OR ANY ADDITIONS TO THE PROPERTY;

         E. THE PROPERTY WILL AS OF THE CLOSING DATE BE FREE AND CLEAR OF ALL LIENS, SECURITY INTERESTS, ALL ENCUMBRANCES, LEASES OR OTHER RESTRICTIONS OR OBJECTIONS TO TITLE EXCEPT AS PERMITTED BY THIS AGREEMENT;

         F. TO THE BEST OF SELLER'S KNOWLEDGE, THE PROPERTY IS AND WILL BE IN GOOD REPAIR AND CONDITION ON THE CLOSING DATE. THE HEATING, VENTILATING, AIR CONDITIONING, PLUMBING AND ELECTRICAL SYSTEMS ARE IN GOOD WORKING ORDER AND REPAIR AND THE ROOF AND EXTERIOR WALLS OF THE IMPROVEMENTS ARE STRUCTURALLY SOUND AND FREE OF DEFECTS OR CRACKS. THERE ARE NO ITEMS OF DEFERRED MAINTENANCE OR REPAIR;

         G. ALL LABOR OR MATERIALS WHICH HAVE BEEN FURNISHED TO THE PROPERTY HAVE BEEN FULLY PAID FOR OR WILL BE FULLY PAID FOR PRIOR TO THE CLOSING DATE SO THAT NO LIEN FOR LABOR OR MATERIALS RENDERED CAN BE ASSERTED AGAINST THE PROPERTY;

         H. THE WATER SERVICE AND SEWER LINES AND SYSTEMS AVAILABLE TO AND SERVING THE PROPERTY HAVE ADEQUATE CAPACITY FOR CURRENT OPERATIONS FOR TRANSMISSION OF WATER, SANITARY AND STORM FLOWAGE, AND THE PROPERTY DOES NOT CONTAIN AND TO SELLER'S KNOWLEDGE HAS NOT EVER CONTAINED ANY UNDERGROUND STORAGE TANKS;

         I. TO THE BEST OF SELLER'S KNOWLEDGE, ALL IMPROVEMENTS UPON THE REAL PROPERTY ARE WHOLLY WITHIN THE BOUNDARY LINES OF THE PROPERTY AND DO NOT ENCROACH UPON ANY ADJACENT PROPERTY AND NO IMPROVEMENTS ON ANY ADJACENT PROPERTY ENCROACH UPON THE REAL PROPERTY;

         J. THE REAL PROPERTY IS IN COMPLIANCE WITH ALL SUBDIVISION AND PLATTING REGULATIONS AND SELLER HAS NOT RECEIVED ANY NOTICE OF VIOLATION OF APPLICABLE RULES, REGULATIONS, ORDINANCES, AND REQUIREMENTS OF EACH GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER THE PROPERTY, CONSTITUTES A SEPARATE TAX PARCEL OR PARCELS AND IS ZONED FOR ITS PRESENT USE WITHOUT VARIANCE, IS NOT A NON-CONFORMING USE AND MAY BE CONVEYED WITHOUT THE NECESSITY OF THE FILING OF A PLAT OR REPLAT OR SUBDIVISION OR RESUBDIVISION;

         K. ALL SERVICE CONTRACTS AFFECTING THE PROPERTY ARE CANCELABLE WITHOUT PENALTY ON THIRTY (30) DAYS' NOTICE OR LESS;

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         L.       THERE  WILL BE NO PARTIES  WITH  RIGHTS TO  POSSESSION  TO THE
                  PROPERTY AT CLOSING.

         M. TO THE BEST OF SELLER'S KNOWLEDGE, THE EXISTING AND ALL PRIOR USES OF THE PROPERTY AND ITS EXISTING AND, TO THE BEST OF SELLER'S KNOWLEDGE, ALL PRIOR USES COMPLY AND HAVE AT ALL TIMES COMPLIED WITH, AND SELLER IS NOT IN VIOLATION OF AND HAS NOT VIOLATED, IN CONNECTION WITH ITS OWNERSHIP, USE, MAINTENANCE OR OPERATION OF THE PROPERTY AND THE CONDUCT OF THE BUSINESS RELATED THERETO, ANY APPLICABLE FEDERAL, STATE, COUNTY OR LOCAL STATUES, LAWS, REGULATIONS, RULES, ORDINANCES, CODES, STANDARDS, ORDERS, LICENSES AND PERMITS OF ANY GOVERNMENTAL AUTHORITIES RELATING TO ENVIRONMENTAL MATTERS (BEING HEREINAFTER COLLECTIVELY REFERRED TO AS THE "ENVIRONMENTAL LAWS"), INCLUDING BY WAY OF ILLUSTRATION AND NOT BY WAY OF LIMITATION (A) THE CLEAN AIR ACT, THE FEDERAL WATER POLLUTION CONTROL ACT OF 1972, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, THE TOXIC SUBSTANCES CONTROL ACT, OR THE MINNESOTA ENVIRONMENTAL RESPONSE AND LIABILITY ACT, (INCLUDING ANY AMENDMENTS OR EXTENSIONS THEREOF AND ANY RULES, REGULATIONS, STANDARDS OR GUIDELINES ISSUED PURSUANT TO ANY OF SAID ENVIRONMENTAL LAWS), AND (B) ALL OTHER APPLICABLE ENVIRONMENTAL STANDARDS OR REQUIREMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE BEST OF SELLER'S KNOWLEDGE: (I) NEITHER SELLER, ITS AGENTS, EMPLOYEES AND INDEPENDENT CONTRACTORS NOR ANY TENANT, HAS OPERATED THE PROPERTY FOR THE PURPOSE OF RECEIVING, HANDLING, USING, STORING, TREATMENT, TRANSPORTING OR DISPOSING OF PETROLEUM PRODUCTS OR ANY HAZARDOUS MATERIAL AS DEFINED IN SAID ENVIRONMENTAL LAWS, OTHER TOXIC, DANGEROUS OR HAZARDOUS CHEMICALS, MATERIALS, SUBSTANCES, POLLUTANTS AND WASTES, OR ANY CHEMICAL, MATERIAL OR SUBSTANCE, EXPOSURE TO WHICH IS PROHIBITED, LIMITED OR REGULATED BY ANY FEDERAL, STATE, COUNTY, REGIONAL OR LOCAL AUTHORITY (ALL THE FOREGOING BEING HEREINAFTER COLLECTIVELY REFERRED TO AS "HAZARDOUS MATERIALS"); (II) THERE ARE NO EXISTING OR PENDING REMEDIAL ACTIONS OR OTHER WORK, REPAIRS, CONSTRUCTION OR CAPITAL EXPENDITURES WITH RESPECT TO THE PROPERTY IN CONNECTION WITH THE ENVIRONMENTAL LAWS, NOR HAS SELLER RECEIVED ANY NOTICE OF ANY OF THE SAME; (III) NO HAZARDOUS MATERIALS HAVE BEEN OR WILL BE RELEASED INTO THE ENVIRONMENT, OR HAVE BEEN OR WILL BE DEPOSITED, SPILLED, DISCHARGED, PLACED OR DISPOSED OF AT, ON, OR, TO THE BEST OF SELLER'S KNOWLEDGE, ADJACENT TO THE
                  PROPERTY, NOR HAS THE PROPERTY BEEN USED AT ANY TIME BY ANY PERSON AS A LANDFILL OR A DISPOSAL SITE FOR HAZARDOUS MATERIALS OR FOR GARBAGE, WASTE OR REFUSE OF ANY KIND; (IV) THERE ARE NO ELECTRICAL TRANSFORMERS OR OTHER EQUIPMENT CONTAINING DIELECTRIC FLUID CONTAINING POLYCHLORINATED BIPHENYLS LOCATED IN, ON OR UNDER THE PROPERTY, NOR ARE THERE ANY ASBESTOS CONTAINING MATERIALS CONTAINED IN, ON OR UNDER THE PROPERTY; (V) THERE ARE NO LOCATIONS OFF THE PROPERTY WHERE HAZARDOUS MATERIALS GENERATED BY OR ON THE PROPERTY HAVE BEEN TREATED, STORED, DEPOSITED OR DISPOSED OF; (VI) TO THE BEST OF SELLER'S KNOWLEDGE, THERE IS NO FACT PERTAINING TO THE PHYSICAL CONDITION OF EITHER THE PROPERTY OR THE AREA SURROUNDING THE PROPERTY NOT DISCLOSED IN THE PROPERTY DATA AND WHICH MATERIALLY ADVERSELY AFFECTS OR WILL MATERIALLY
                  ADVERSELY AFFECT THE PROPERTY OR THE USE OR ENJOYMENT OR THE VALUE THEREOF OR SELLER'S ABILITY TO PERFORM THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT; (VII) THE SALE OF THE PROPERTY BY SELLER TO PURCHASER DOES NOT REQUIRE NOTICE TO OR THE PRIOR APPROVAL, CONSENT OR PERMISSION OF ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY, BODY, BOARD OR OFFICIAL; (VIII) NO NOTICES OF ANY VIOLATION OF ANY OF THE MATTERS REFERRED TO IN THE FOREGOING SECTIONS RELATING TO THE PROPERTY OR ITS USE HAVE BEEN RECEIVED BY SELLER AND THERE ARE NO WRITS, INJUNCTIONS, DECREES, ORDERS OR JUDGMENTS OUTSTANDING, NO LAWSUITS, CLAIMS, PROCEEDINGS OR INVESTIGATIONS PENDING OR THREATENED, RELATING TO THE OWNERSHIP, USE, MAINTENANCE OR OPERATION OF THE PROPERTY, NOR IS THERE ANY BASIS FOR ANY SUCH LAWSUIT, CLAIM, PROCEEDING OR INVESTIGATION BEING INSTITUTED OR FILED.

         THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 8 SHALL BE CONTINUING AND SHALL BE TRUE AND CORRECT ON AND AS OF THE CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE AT THAT TIME AND ALL SUCH REPRESENTATIONS AND WARRANTIES SHALL SURVIVE CLOSING AND SHALL NOT BE
         AFFECTED BY ANY INVESTIGATION, VERIFICATION OR APPROVAL BY ANY PARTY HERETO OR BY ANYONE ON BEHALF OF ANY PARTY HERETO AND SHALL NOT MERGE INTO THE WARRANTY DEED BEING DELIVERED BY SELLER AT CLOSING. SELLER AGREES TO INDEMNIFY AND HOLD PURCHASER HARMLESS FROM AND AGAINST AND TO REIMBURSE PURCHASER WITH RESPECT TO ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSS, DAMAGE, LIABILITIES, AND COSTS (INCLUDING ATTORNEYS' FEES AND COURT COSTS) ASSERTED AGAINST OR INCURRED BY PURCHASER BY
         REASON OF OR ARISING OUT OF THE BREACH OF ANY REPRESENTATION OR WARRANTY AS SET FORTH IN THIS SECTION 8.

9. CONDITIONS PRECEDENT TO CLOSING. THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND ALL THE OBLIGATIONS OF PURCHASER UNDER THIS AGREEMENT ARE SUBJECT TO FULFILLMENT, ON OR BEFORE THE CLOSING DATE AS DEFINED IN THE ASSET PURCHASE AGREEMENT:

         A. THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION 8 SHALL BE CORRECT AS OF THE CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF SUCH REPRESENTATIONS AND WARRANTIES WERE MADE AT SUCH TIME. IT SHALL BE A CONDITION PRECEDENT TO CLOSING THAT ANY REPRESENTATIONS AND WARRANTIES MADE "TO THE BEST OF SELLER'S KNOWLEDGE" BY SELLER IN SECTION 8 SHALL BE CONSIDERED REPRESENTATIONS AND WARRANTIES THAT MUST BE TRUE AS OF THE DATE OF CLOSING AS DETERMINED BY PURCHASER'S OWN INDEPENDENT INVESTIGATIONS AND IF SUCH REPRESENTATIONS AND WARRANTIES ARE NOT TRUE, THEN PURCHASER SHALL NOT BE OBLIGATED TO CLOSE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT;

         B.       THE  STATUS  AND   MARKETABILITY  OF  TITLE  SHALL  HAVE  BEEN
                  ESTABLISHED TO  PURCHASER'S  SATISFACTION  IN ACCORDANCE  WITH
                  SECTION 3;

         C. ALL OF THE CONDITIONS TO THE OBLIGATIONS OF PURCHASER PURSUANT TO THIS AGREEMENT AND THE PARAGRAPH 5.2 OF THE ASSET PURCHASE AGREEMENT HAVE BEEN SATISFIED OR WAIVED BY PURCHASER; AND

         D.       ALL  CONDITIONS  PRECEDENT  TO CLOSING  ON THE ASSET  PURCHASE
                  AGREEMENT  HAVE  BEEN  FULFILLED  AND A CLOSING  HAS  OCCURRED
                  BETWEEN SELLER AND BUYER PURSUANT TO THE ASSET PURCHASE AGREEMENT OR THE CLOSING OCCURRED SIMULTANEOUSLY WITH THE CLOSING ON THIS AGREEMENT.

         IF PURCHASER IS UNABLE TO ATTAIN ALL DESIRED STRUCTURAL, MECHANICAL OR ENVIRONMENTAL REPORTS ON OR BEFORE THE CLOSING DATE, THE CLOSING DATE SHALL BE EXTENDED IN ACCORDANCE WITH THIS SECTION 9. THE CLOSING DATE SHALL BE EXTENDED TO BE COEXTENSIVE WITH THE TIME PERIOD(S) PROVIDED FOR THE CLOSING DATE PURSUANT TO THE ASSET PURCHASE AGREEMENT REFERRED TO ABOVE.

         PURCHASER MAY ACKNOWLEDGE SATISFACTION OR WAIVER OF ANY OF THE FOREGOING CONDITIONS PRECEDENT, ONLY BY DELIVERING WRITTEN NOTICE OF SATISFACTION OR WAIVER TO SELLER ON OR BEFORE THE CLOSING DATE. IF
         PURCHASER DOES NOT ACKNOWLEDGE IN WRITING THE SATISFACTION OF ONE OR MORE OF THE FOREGOING CONDITIONS PRECEDENT (OR OTHERWISE WAIVE THE SAME IN WRITING) ON OR BEFORE THE CLOSING DATE AS THE SAME MAY BE EXTENDED, THEN, EXCEPT AS OTHERWISE PROVIDED IN SECTION 3, THIS AGREEMENT SHALL AUTOMATICALLY BE DEEMED TO BE TERMINATED, WITHOUT ACTION REQUIRED OF EITHER PARTY, THE EARNEST MONEY (AND ALL ACCRUED INTEREST) SHALL BE RETURNED TO PURCHASER, AND PURCHASER AND SELLER SHALL THEREAFTER BE RELEASED FROM ANY LIABILITY OR OBLIGATION HEREUNDER.

10. INTEGRATION. THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL AGREEMENTS, DOCUMENTS, OBLIGATIONS AND TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE INTEGRATED. ACCORDINGLY, IF THERE SHALL BE A

         DEFAULT, NONPERFORMANCE OR BREACH OF ANY OF THE SAME, OR ANY OBLIGATION EXISTS 30 DAYS AFTER NOTICE OF SUCH DEFAULT (FIVE DAYS IF FOR NONPAYMENT), NON-PERFORMANCE OR BREACH IS GIVEN TO THE PARTY COMMITTING THE SAME, THE SAME SHALL CONSTITUTE A MATERIAL BREACH OF ALL
         OBLIGATIONS AND ALL OF SUCH AGREEMENTS, DOCUMENTS, OBLIGATIONS AND TRANSACTION, ENTITLING SELLER, PURCHASER OR SELLER OR BUYER AS DEFINED IN THE ASSET PURCHASE AGREEMENT TO PURSUE ANY OR ALL AVAILABLE LEGAL REMEDIES AT LAW, IN EQUITY OR BY ANY OF SUCH AGREEMENTS. ALL REMEDIES SHALL BE CUMULATIVE AND THE FAILURE OR CHOICE BY SELLER, HOLMBERG OR PURCHASER TO EXERCISE ANY ONE OR MORE REMEDIES SHALL NOT PRECLUDE OR PREVENT THE LATER EXERCISE OF ANY SUCH REMEDIES FROM TIME TO TIME. THE PARTY COMMITTING SUCH DEFAULT, NONPERFORMANCE OR BREACH SHALL BE RESPONSIBLE FOR THE REASONABLE ATTORNEYS' FEES INCURRED BY THE OTHER PARTY AS A RESULT OF SUCH DEFAULT, NONPERFORMANCE OR BREACH, EVEN IF SUCH DEFAULT, NONPERFORMANCE OR BREACH IS SUBSEQUENTLY CURED.

11. PRE-CLOSING INSPECTION. IN ADDITION TO ALL OTHER RIGHTS OF INSPECTION CONTAINED HEREIN, PURCHASER SHALL HAVE THE RIGHT TO INSPECT THE PROPERTY DURING THE TWO (2) DAYS IMMEDIATELY PRECEDING THE CLOSING DATE TO VERIFY THAT ALL PERSONAL PROPERTY AND IMPROVEMENTS ARE STILL IN PLACE, AND ARE IN THE SAME OR BETTER CONDITION AS DURING PURCHASER'S PREVIOUS INSPECTIONS, REASONABLE WEAR AND TEAR EXCEPTED.

         IN THE EVENT ANY PERSONAL PROPERTY OR IMPROVEMENTS ARE NOT IN SUCH CONDITION, PURCHASER SHALL PROMPTLY NOTIFY SELLER, AND SELLER SHALL, AT ITS OPTION, EITHER: (I) CAUSE THE PROPERTY TO BE RESTORED TO SUCH CONDITION AS SOON AS PRACTICABLE; OR (II) ALLOW PURCHASER AN EQUITABLE ADJUSTMENT TO THE PURCHASE PRICE IN CASH. SELLER SHALL MAKE SUCH ELECTION ON THE CLOSING DATE.

12. CLOSING, POSSESSION. SUBJECT TO THE FULFILLMENT OR WAIVER OF THE CONDITIONS PRECEDENT, AND PROVIDED THAT ALL OF THE COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER ARE TRUE AND CORRECT ON THE CLOSING DATE AS THOUGH MADE ON SUCH DATE, THE CLOSING OF THE PURCHASE AND SALE SHALL TAKE PLACE ON THE SAME DATE AS PROVIDED FOR IN THE ASSET PURCHASE AGREEMENT (THE "CLOSING DATE"). THE CLOSING SHALL TAKE PLACE AT THE OFFICES OF PURCHASER'S COUNSEL AT 1800 FIFTH STREET TOWERS, 150 SOUTH FIFTH STREET, MINNEAPOLIS, MINNESOTA 55402 OR SUCH OTHER PLACE AS SELLER AND PURCHASER MAY MUTUALLY DETERMINE. POSSESSION SHALL BE DELIVERED ON THE CLOSING DATE.

13. SELLER'S OBLIGATIONS AT CLOSING. AT OR PRIOR TO THE CLOSING DATE, SELLER SHALL:

         A. DELIVER TO PURCHASER A DULY RECORDABLE GENERAL WARRANTY DEED TO THE REAL PROPERTY (IN A FORM SATISFACTORY TO PURCHASER AND THE TITLE COMPANY) CONVEYING TO PURCHASER MARKETABLE FEE SIMPLE TITLE TO THE REAL PROPERTY AND ALL RIGHTS APPURTENANT THERETO SUBJECT ONLY TO EXCEPTIONS NOT OBJECTED TO BY PURCHASER;

         B. CAUSE TO BE FURNISHED AND DELIVERED TO PURCHASER AT THE SOLE COST AND EXPENSE OF SELLER THE UPDATED ABSTRACT OR THE TITLE POLICY IN CONFORMITY WITH PURCHASER'S TITLE REQUIREMENTS;

         C. DELIVER TO PURCHASER A WARRANTY BILL OF SALE (IN A FORM SATISFACTORY TO PURCHASER) CONVEYING THE PERSONAL PROPERTY TO SELLER;

         D. DELIVER TO PURCHASER AND THE TITLE COMPANY AN AFFIDAVIT SUFFICIENT TO REMOVE ANY EXCEPTION IN THE TITLE POLICY FOR MECHANICS' AND MATERIALMEN'S LIENS AND PARTIES IN POSSESSION;

         E. DELIVER TO PURCHASER AN ASSIGNMENT OF ANY SERVICE CONTRACTS (IN A FORM SATISFACTORY TO PURCHASER) WHICH PURCHASER ELECTS TO HAVE ASSIGNED TO IT;

         F. DELIVER TO PURCHASER AN ASSIGNMENT OF ALL PERMITS, LICENSES, WARRANTIES AND CONTRACT RIGHTS (IN A FORM SATISFACTORY TO PURCHASER) RELATING TO THE PROPERTY AND NOT COVERED BY OTHER DOCUMENTS OF ASSIGNMENT;

         G. DELIVER TO PURCHASER A CERTIFICATION (FIRPTA CERTIFICATION) CONFIRMING THAT SELLER IS NOT A FOREIGN CORPORATION WITHIN THE MEANING OF SECTION 1445 OF THE INTERNAL REVENUE CODE;

         H. DELIVER TO PURCHASER A COPY OF ALL TERMINATION AND TRANSFER LETTERS DELIVERED BY SELLER TO ALL SERVICE PROVIDERS WHOSE AGREEMENTS OR CONTRACTS ARE LONGER THAN THIRTY (30) DAYS AND WHICH ARE BEING TERMINATED WHICH LETTERS SHALL PROVIDE FOR TERMINATION EFFECTIVE AS OF THE CLOSING DATE;

         I. DELIVER TO PURCHASER A SIGNED COPY OF THE FORM OF ALL TRANSFER LETTERS PROVIDED BY PURCHASER TO BE DELIVERED TO ALL UTILITY PROVIDERS;

         J. DELIVER TO PURCHASER A CERTIFICATE DATED THE CLOSING DATE AND SIGNED BY THE SELLER REAFFIRMING THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT FOR THE PURPOSE OF VERIFYING THE ACCURACY OF SUCH REPRESENTATIONS AND WARRANTIES AND THE PERFORMANCE AND SATISFACTION OF SUCH COVENANTS AND CONDITIONS;

         K. DELIVER TO PURCHASER AN OPINION OF SELLER'S OUTSIDE COUNSEL, STATING THAT SELLER HAS THE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND ALL OF THE DOCUMENTS REFERRED TO IN THIS SECTION, THAT THE PERSONS EXECUTING SUCH DOCUMENTS ARE AUTHORIZED TO DO SO WITHOUT THE CONSENT OF ANY OTHER PARTY, AND THAT UPON THEIR EXECUTION SUCH DOCUMENTS SHALL BE FULLY BINDING ON SELLER;

         L. DELIVER TO PURCHASER ALL DOCUMENTS AND APPROVALS REQUIRED PURSUANT TO THE ASSET PURCHASE AGREEMENT;

         M. DELIVER TO PURCHASER SUCH OTHER DOCUMENTS AS MAY BE REASONABLY REQUIRED BY THIS AGREEMENT, ALL IN A FORM SATISFACTORY TO PURCHASER.

14.      DELIVERY OF PURCHASE  PRICE;  OBLIGATIONS AT CLOSING.  AT CLOSING,  AND
         SUBJECT TO THE TERMS, CONDITIONS, AND PROVISIONS HEREOF AND THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS AS SET FORTH HEREIN, THE EARNEST MONEY SHALL BE DELIVERED TO SELLER (EXCEPT ANY INTEREST ACCRUED THEREON) AND PURCHASER SHALL DELIVER THE BALANCE OF THE PURCHASE PRICE TO SELLER PURSUANT TO SECTION 2 ABOVE.

15. CLOSING COSTS. THE FOLLOWING COSTS AND EXPENSES SHALL BE PAID AS FOLLOWS IN CONNECTION WITH THE CLOSING:

         A.       SELLER SHALL PAY OR REIMBURSE PURCHASER FOR:

                  I. THE COSTS OF ALL EVIDENCE OF TITLE, INCLUDING THE COST OF THE SURVEY AND THE TITLE INSURANCE PREMIUM IN CONNECTION WITH THE ISSUANCE OF THE TITLE POLICY IN
                           ACCORDANCE WITH THE REQUIREMENTS OF SECTION 3, AND THE FEES AND COSTS SET FORTH IN SECTION 2, IF ANY;

                  II. THE STATE DEED TAX OR TRANSFER FEE IMPOSED ON THE CONVEYANCE;

                  III. A PRORATA PORTION OF ALL UTILITIES AND TAXES AS PROVIDED BELOW;

                  IV.      ALL SPECIAL  ASSESSMENTS  WHETHER LEVIED,  PENDING OR
                           ASSESSED;


         B.       PURCHASER SHALL PAY THE FOLLOWING COSTS IN CONNECTION WITH THE
                  CLOSING:

                  I.       THE DOCUMENTARY FEE NECESSARY TO RECORD THE DEED;

                  II.      THE  UNEARNED   PORTION  OF  ANY  PREMIUMS   PAID  ON
                           INSURANCE POLICIES WHICH PURCHASER ELECTS TO ASSUME;

                  III. THE UNEARNED PORTIONS OF ANY PAYMENTS PREPAID ON ANY SERVICE CONTRACTS PURCHASER ELECTS TO ASSUME;

                  IV.      ANY FEES AND EXPENSES  ASSOCIATED  WITH RECORDING THE
                           PURCHASE   MONEY   MORTGAGE   AND   UCC-2   FINANCING
                           STATEMENT;

                  V. THE BROKERAGE FEE OF THE BROKER INVOLVED IN ARRANGING THE SALE.


16.      PRORATIONS.  THE FOLLOWING  PRORATIONS  SHALL BE MADE AS OF THE CLOSING
         DATE:

         A. REAL ESTATE TAXES SHALL BE PRORATED ON THE DATE OF CLOSING BASED ON THE YEAR IN WHICH THEY ARE PAYABLE;

         B.       ALL UTILITIES FURNISHED TO THE PROPERTY;

         C.       ALL INCOME OF THE PROPERTY.


         MOST EXPENSES SHALL BE PRORATED AT CLOSING BASED ON ACTUAL BILLS OR ESTIMATES. THOSE EXPENSE ITEMS FOR WHICH ACTUAL BILLS WERE NOT AVAILABLE AT CLOSING WILL BE ADJUSTED WITHIN SIXTY (60) DAYS OF CLOSING BASED UPON THE ACTUAL BILLS.

         EACH PARTY SHALL PAY ITS OWN LEGAL FEES AND OTHER EXPENSES IN CONJUNCTION WITH CLOSING.

17. EMPLOYEES. SELLER SHALL BE SOLELY RESPONSIBLE FOR PAYMENT OF ANY AND ALL WAGES, SALARIES, VACATION AND/OR SICK LEAVE COMPENSATION, PENSIONS OR PROFIT SHARING BENEFITS AND OTHER BENEFITS OR COMPENSATION INURING TO THE BENEFIT OF ANY AND ALL EMPLOYEES OF SELLER EMPLOYED AT THE PROPERTY, AND ALL SUCH EMPLOYEES SHALL BE TERMINATED BY SELLER EFFECTIVE AS OF THE CLOSING DATE.

18. BROKERAGE. SELLER AND PURCHASER REPRESENT AND WARRANT TO EACH OTHER THAT THEY HAVE NOT ENGAGED THE SERVICES OF ANY BROKER IN CONNECTION WITH THE SALE AND PURCHASE CONTEMPLATED BY THIS AGREEMENT, EXCEPT THAT PURCHASER HAS ENGAGED THE SERVICES OF GILBERT KOPOLOW AND ASSOCIATE INVESTMENTS, WHICH SERVICES PURCHASER AGREES TO PAY AT THE TIME OF CLOSING. SELLER HEREBY AGREES TO INDEMNIFY AND HOLD PURCHASER HARMLESS FOR ANY CLAIM (INCLUDING REASONABLE EXPENSES INCURRED IN DEFENDING SUCH CLAIM) MADE BY A BROKER OR SALES AGENT OR SIMILAR PARTY RETAINED BY SELLER IN CONNECTION WITH THIS TRANSACTION.

19. REMEDIES. IF SELLER DEFAULTS IN THE PERFORMANCE OF THIS AGREEMENT, PURCHASER SHALL HAVE THE

         RIGHT TO TERMINATE THIS AGREEMENT UPON WRITTEN NOTICE TO SELLER, IN WHICH EVENT THE EARNEST MONEY (PLUS ANY ACCRUED INTEREST) SHALL BE RETURNED TO PURCHASER (NOT MORE THAN FIVE (5) BUSINESS DAYS AFTER WRITTEN NOTICE TO SELLER) AND SELLER SHALL REIMBURSE PURCHASER FOR THE COSTS OF THE TITLE COMMITMENT AND SURVEY INCURRED BY PURCHASER. IF SELLER DEFAULTS IN THE PERFORMANCE OF THIS AGREEMENT AND PURCHASER DOES NOT TERMINATE THIS AGREEMENT, SELLER ACKNOWLEDGES THAT THE PROPERTY IS UNIQUE AND THAT MONEY DAMAGES TO PURCHASER IN THE EVENT OF DEFAULT BY SELLER ARE INADEQUATE. ACCORDINGLY, IN SUCH EVENT THE EARNEST MONEY SHALL BE IMMEDIATELY RETURNED TO PURCHASER AND PURCHASER SHALL HAVE THE RIGHT TO SEEK ANY OTHER RELIEF AVAILABLE AT LAW, AND IN ADDITION TO ANY OTHER REMEDY AVAILABLE AT LAW, TO APPLY FOR AND TO RECEIVE FROM A COURT OF COMPETENT JURISDICTION EQUITABLE RELIEF BY WAY OF RESTRAINING ORDER, INJUNCTION OR OTHERWISE, PROHIBITORY OR MANDATORY, TO PREVENT A BREACH OF THE TERMS OF THIS AGREEMENT, OR BY WAY OF SPECIFIC PERFORMANCE TO ENFORCE PERFORMANCE OF THE TERMS OF THIS AGREEMENT OR RESCISSION, PLUS REIMBURSEMENT FOR COSTS, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED IN THE SECURING OF SUCH RELIEF. THIS RIGHT TO EQUITABLE RELIEF SHALL NOT BE CONSTRUED TO BE IN LIEU OF OR TO PRECLUDE PURCHASER'S RIGHT TO SEEK A REMEDY AT LAW. IF PURCHASER DEFAULTS IN THE PERFORMANCE OF THIS AGREEMENT, SELLER'S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO PURCHASER, IN WHICH EVENT ESCROW AGENT SHALL DELIVER FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) OF THE EARNEST MONEY TO SELLER AS LIQUIDATED DAMAGES WITH THE REMAINDER OF THE EARNEST MONEY, TOGETHER WITH ALL ACCRUED INTEREST TO BE RETURNED TO PURCHASER.

20. ACCEPTANCE. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE ASSET PURCHASE AGREEMENT HAS ALSO BEEN EXECUTED BY ALL PARTIES THERETO.

21. MUTUAL INDEMNIFICATION. SELLER AND PURCHASER AGREE TO INDEMNIFY EACH OTHER AGAINST, AND HOLD EACH OTHER HARMLESS FROM, ALL LIABILITIES (INCLUDING REASONABLE ATTORNEYS' FEES IN DEFENDING AGAINST CLAIMS) ARISING OUT OF THE OWNERSHIP, OPERATION OR MAINTENANCE OF THE PROPERTY FOR THEIR RESPECTIVE PERIOD OF OWNERSHIP. SUCH RIGHTS TO INDEMNIFICATION WILL NOT ARISE TO THE EXTENT THAT (A) THE PARTY SEEKING INDEMNIFICATION ACTUALLY RECEIVES INSURANCE PROCEEDS OR OTHER CASH PAYMENTS DIRECTLY ATTRIBUTABLE TO THE LIABILITY IN QUESTION (NET OF THE COST OF COLLECTION, INCLUDING REASONABLE ATTORNEYS' FEES); OR (B) THE CLAIM FOR INDEMNIFICATION ARISES OUT OF THE ACT OR NEGLECT OF THE PARTY SEEKING INDEMNIFICATION. IF AND TO THE EXTENT THAT THE INDEMNIFIED PARTY HAS INSURANCE COVERAGE, OR THE RIGHT TO MAKE A CLAIM AGAINST ANY THIRD PARTY FOR ANY AMOUNT TO BE INDEMNIFIED AGAINST AS SET FORTH ABOVE, THE INDEMNIFIED PARTY WILL, UPON FULL PERFORMANCE BY THE INDEMNIFYING PARTY OF ITS INDEMNIFICATION OBLIGATIONS, ASSIGN SUCH RIGHTS TO THE INDEMNIFYING PARTY OR, IF SUCH RIGHTS ARE NOT ASSIGNABLE, THE INDEMNIFIED PARTY WILL DILIGENTLY PURSUE SUCH RIGHTS BY APPROPRIATE LEGAL ACTION OR PROCEEDING AND ASSIGN THE RECOVERY AND/OR RIGHT OF RECOVERY TO THE INDEMNIFYING PARTY TO THE EXTENT OF THE INDEMNIFICATION PAYMENT MADE BY SUCH PARTY.

22.      MISCELLANEOUS. THE FOLLOWING GENERAL PROVISIONS GOVERN THIS AGREEMENT.

         A. NO WAIVERS. THE WAIVER BY EITHER PARTY HERETO OF ANY CONDITION OR THE BREACH OF ANY TERM, COVENANT OR CONDITION HEREIN CONTAINED SHALL NOT BE DEEMED TO BE A WAIVER OF ANY OTHER
                  CONDITION OR OF ANY SUBSEQUENT BREACH OF THE SAME OR OF ANY OTHER TERM, COVENANT OR CONDITION HEREIN CONTAINED. PURCHASER, IN ITS SOLE DISCRETION MAY WAIVE ANY RIGHT CONFERRED UPON PURCHASER BY THIS AGREEMENT; PROVIDED THAT SUCH WAIVER SHALL ONLY BE MADE BY PURCHASER GIVING SELLER WRITTEN NOTICE SPECIFICALLY DESCRIBING THE RIGHT WAIVED.

         B.       TIME OF ESSENCE.  TIME IS OF THE ESSENCE OF THIS AGREEMENT.

         C. SURVIVAL. ALL REPRESENTATION, WARRANTIES AND AGREEMENT OF THE PARTIES SET FORTH HEREIN

                  SHALL SURVIVE THE CLOSING.

         D. GOVERNING LAW. THIS AGREEMENT IS MADE AND EXECUTED UNDER AND IN ALL RESPECTS TO BE GOVERNED AND CONSTRUED BY THE LAWS OF THE STATE OF MINNESOTA AND THE PARTIES HERETO HEREBY AGREE AND CONSENT AND SUBMIT THEMSELVES TO ANY COURT OF COMPETENT JURISDICTION SITUATED IN THE STATE OF MINNESOTA.

         E. NOTICES. ALL NOTICES AND DEMANDS GIVEN OR REQUIRED TO BE GIVEN BY ANY PARTY HERETO TO ANY OTHER PARTY SHALL BE DEEMED TO HAVE BEEN PROPERLY GIVEN IF AND WHEN DELIVERED IN PERSON, SENT BY TELEGRAM (WITH VERIFICATION OF RECEIPT), SENT BY FACSIMILE (WITH VERIFICATION OF RECEIPT) OR THREE (3) BUSINESS DAYS AFTER HAVING BEEN DEPOSITED IN ANY U.S. POSTAL SERVICE AND SENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, ADDRESSED AS FOLLOWS (OR SENT TO SUCH OTHER ADDRESS AS ANY PARTY SHALL SPECIFY TO THE OTHER PARTY PURSUANT TO THE PROVISIONS OF THIS SECTION):

         IF TO SELLER:              LARRY A. HOLMBERG
                                    AMUSEMENT CENTER, INC.
                                    300 SOUTH THIRD STREET
                                    MINNEAPOLIS, MINNESOTA 55415
                                    FACSIMILE:

         COPY TO:                   SAUL BERNICK, ESQ.
                                    BERNICK & LIFSON, P.A.
                                    5500 WAYZATA BOULEVARD, SUITE 1200
                                    MINNEAPOLIS, MINNESOTA 55416
                                    FACSIMILE: (612) 546-1003

         IF TO PURCHASER:           MR. ROBERT L. WATTERS
                                    RICK'S CABARET INTERNATIONAL, INC.
                                    3113 BERING DRIVE
                                    HOUSTON, TEXAS 77057
                                    FACSIMILE: (713) 785-2593

         COPY TO:                   JOHN W. LANG, ESQ.
                                    MESSERLI & KRAMER P.A.
                                    1800 FIFTH STREET TOWERS
                                    150 SOUTH FIFTH STREET
                                    MINNEAPOLIS, MINNESOTA 55402-4218
                                    FACSIMILE: (612) 672-3777

         COPY TO:                   ROBERT D. AXELROD, ESQ.
                                    AXELROD, SMITH & KIRSHBAUM
                                    5300 MEMORIAL DRIVE
                                    SUITE 700
                                    HOUSTON, TEXAS 77007-8292
                                    FACSIMILE: (713) 552-0202

                  IN THE EVENT EITHER PARTY DELIVERS A NOTICE BY FACSIMILE, AS SET FORTH ABOVE, SUCH PARTY AGREES TO DEPOSIT THE ORIGINALS OF THE NOTICE IN A POST OFFICE, BRANCH POST OFFICE, OR MAIL DEPOSITORY MAINTAINED BY THE U.S. POSTAL SERVICE, POSTAGE PREPAID AND ADDRESSED AS SET FORTH ABOVE. SUCH DEPOSIT IN THE U.S. MAIL SHALL NOT AFFECT THE DEEMED DELIVERY OF THE NOTICE BY FACSIMILE, PROVIDED THAT THE PROCEDURES SET FORTH ABOVE ARE FULLY COMPLIED WITH. ANY PARTY, BY NOTICE GIVEN AS AFORESAID, MAY CHANGE THE ADDRESS TO WHICH SUBSEQUENT NOTICES ARE TO BE SENT TO SUCH PARTY;

         F. SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF EACH OF THE PARTIES HERETO;

         G. INVALIDITY. IF FOR ANY REASON ANY TERM OR PROVISION OF THIS AGREEMENT SHALL BE DECLARED VOID AND UNENFORCEABLE BY ANY COURT OF LAW OR EQUITY IT SHALL ONLY AFFECT SUCH PARTICULAR TERM OR PROVISION OF THIS AGREEMENT AND THE BALANCE OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL BE BINDING UPON THE PARTIES HERETO;

         H. COMPLETE AGREEMENT. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE HAD BETWEEN THE PARTIES ARE MERGED INTO THIS AGREEMENT WHICH ALONE FULLY AND COMPLETELY EXPRESSES THEIR AGREEMENT. THIS AGREEMENT MAY BE CHANGED ONLY IN WRITING SIGNED BY BOTH OF THE PARTIES HERETO AND SHALL APPLY TO AND BIND THE SUCCESSORS AND ASSIGNS OF EACH OF THE PARTIES HERETO AND SHALL NOT MERGE WITH THE DEED DELIVERED TO PURCHASER AT CLOSING;

         I. ATTORNEYS' FEES AND COSTS. IN THE EVENT OF ANY LITIGATION ARISING OUT OF BREACH OR CLAIMED BREACH OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH, INCLUDING ATTORNEYS' FEES AND COSTS.

         J. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT AND EACH OF WHICH SHALL BE CONSIDERED AN ORIGINAL FOR ALL PURPOSES.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE AND YEAR FIRST ABOVE WRITTEN.


                                            SELLER


                                            /s/LARRY HOLMBERG
                                            ------------------------------------
                                               LARRY HOLMBERG



                                            PURCHASER

                                            RICK'S CABARET INTERNATIONAL, INC.


                                            BY:/s/ ROBERT L. WATTERS
                                               ---------------------------------
                                                    ITS:  PRESIDENT

                                    EXHIBIT A


                                Legal Description



         That part of Lots 1 and 2, Block 49, Town of Minneapolis described as follows: Commencing at the most Westerly corner of said Block and running thence Southeasterly along the Northeasterly line of Third Street South in said City of Minneapolis, a distance of 118.31 feet to the Northwesterly line of the alley comprising the Southeasterly 14 feet front and rear of Lot 2; thence at right angles Northeasterly parallel to the Southeasterly line of Third Avenue South and along the Northwesterly line of said alley a distance of 67 feet; thence at right angles on a line parallel to and 67 feet from the Northeasterly line of Third Street South, a distance of 118.31 feet to the Southeasterly line of Third Avenue South; thence at right angles Southwesterly along the Southeasterly line of Third Avenue South 67 feet to the point of commencement, the four corners of which said tract of land have been established and marked by Judicial Landmarks, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

         Subject to a confirmatory of that certain party wall agreement made and entered into on the first of September, 1881, by and between Stephen A. Bemis and Judson M. Bemis on the one part and Leonard Paulle on the other part and recorded in the office of the Register of Deeds in and for Hennepin County, Minnesota on the 22nd day of December, 1881 in Book 12 of Miscellaneous at page 220.